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                                                                    Exhibit 23.1

             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To K-Tron International, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 10, 1998 in K-Tron International, Inc.'s Form 10-K for the year ended January 3, 1998 and to all references to our firm included in this registration statement.

                               ARTHUR ANDERSEN LLP

Philadelphia, Pa.
  May 12, 1998